Jody M. Walker
Attorney At Law
7841 South Garfield Way
Tel: 303-850-7637          Centennial, CO 80122     Fax:  303-482-2731

March 11, 2009

Kevin Dougherty
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549-3561

RE:   Community Alliance, Inc.
      Amendment 3 to Registration Statement on Form 10
      Filed February 2, 2009
      File No. 0-53406

Dear Mr. Dougherty:

Pursuant to your comment letter dated December 31, 2008, please note the following responses.

Item 1. Business
License Agreement

1. Please refer to prior comment 3 in our letter dated December 31, 2008. We note that the December 26, 2008 addendum to the Venitech license agreement filed as Exhibit 10.18 to the registration statement provides that although Community Alliance is not required to sell any sub-licenses through 2008, it is required to sell a minimum of two sub-
licenses in 2009 and each year thereafter.   We note, however, that the
disclosure has not been consistently revised to reflect the modified terms. See for example the last paragraph of page 5 and risk factor 1 on page 17. Please revise your disclosure throughout to accurately reflect the terms of the December 26, 2008 amendment.

The disclosure has been revised to accurately reflect the terms of the December 26, 2008 amendment.

Item 7. Certain Relationships and Related Transactions and Director
Independence
2. We note your response to comment 9 in our letter dated December 31, 2008. You disclose in the second to last par4agraph of page 33 that Venitech will initially receive 30% of each sub-license sold until an amount of $30,000 has been paid to Venitech and thereafter it will receive 25% of each sub-license sold. However, Article 2 of Exhibit
10.2 to your Form 100-12G filed on September 10, 2008 states that Venitech will thereafter receive 20% of sub-license sales. Please reconcile or advise.

The disclosure has been reconciled.

Very truly yours,

/s/Jody M. Walker
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Jody M. Walker